UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2023

WK Kellogg Co

(Exact name of registrant as specified in its charter)

Delaware	001-41755	92-1243173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)

(269) 401-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	KLG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Agreements

On November 13, 2023, WK Kellogg Co (the “Company”) entered into Retention Agreements (the “Retention Agreements”) with each of its named executive officers pursuant to which each executive will be entitled to receive a retention award in the form of restricted share units (the “RSUs”) with an award value as follows: Gary Pilnick ($3,960,000), David McKinstray ($960,000), Bruce Brown ($750,000), Sherry Brice ($750,000) and Doug VanDeVelde ($750,000). Each of the Retention Agreements requires the respective executive to be bound by, and comply with, among other things, restrictive covenants, including non-competition, non-solicitation, non-disparagement and confidentiality obligations.

The RSUs will be granted under the WK Kellogg Co 2023 Long-Term Incentive Plan (the “Plan”) and, except as otherwise provided in the terms and conditions of the awards, will cliff vest on the third anniversary of the grant date, subject to the executive’s continued compliance with the aforementioned restrictive covenants and continued employment with the Company through the vesting date. The RSUs will otherwise be subject to the terms of the Plan and such terms and conditions set forth in Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The foregoing description of the material terms of the Retention Agreements is not intended to be complete and is qualified in its entirety by the form of Retention Agreement and General Release attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Restricted Share Unit Special Terms and Conditions.

10.2	Form of Retention Agreement and General Release.

104	Cover Page Interactive Data file (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WK KELLOGG CO

By:	/s/ Norma Barnes-Euresti
Name: Norma Barnes-Euresti
Title: Chief Legal Officer

Date: November 15, 2023